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                                                                  Exhibit 10.4.2







                                October 20, 1999

Zachry Construction Company
527 Logwood
San Antonio, Texas  78224-0130

Attn:  Robert J. Kalt

RE:      TENASKA GEORGIA GENERATING STATION
         Exercise of Option 5 to Exhibit J - 500 kV switchyard

Dear Mr. Kalt:

Tenaska Georgia Partners, L.P. hereby exercises Option 5 to Exhibit J of the EPC Contract, 500 kV Switchyard. Please acknowledge receipt of this notice by signing below and returning the letter to me.

Sincerely,

TENASKA GEORGIA PARTNERS, L.P.
BY:      TENASKA GEORGIA, INC.
         MANAGING GENERAL PARTNER

BY:
         MICHAEL F. LAWLER
         VICE PRESIDENT OF FINANCE            ----------------------------------
         AND TREASURER                        FOR: ZACHRY CONSTRUCTION CO.
                                                   JOHN G. BERRA, VICE PRESIDENT

CC:      HAROLD MOSLEY, ZACHRY CONSTRUCTION CO.
         ANDY JONES